Registration Statement No. 333 - 146540

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE
AMENDMENT NO. 2
TO
FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

DRYSHIPS INC.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	N/A
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

DryShips Inc.	Seward & Kissel LLP
80 Kiffissias Avenue	Attention: Gary J. Wolfe, Esq.
Amaroussion 15125	One Battery Park Plaza
Athens, Greece	New York, New York 10004
(30) 210 80 90 570	(212) 574-1200
(Address and telephone number of	(Name, address and telephone
Registrant’s principal executive	number of agent for service)
offices)

Copies to:
Gary J. Wolfe, Esq.
Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
(212) 574-1200

     Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective as determined by market conditions and other factors.
     If only securities being registered on the Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

EXPLANATORY NOTE
     This Post-Effective Amendment No. 2 to the Registration Statement (File No. 333-146540) is being filed by DryShips Inc. for the sole purpose of adding exhibits to the Registration Statement as set forth below.

TABLE OF ADDITIONAL REGISTRANTS

		Primary Standard
		Industrial
	Country of	Classification Code
Exact Name of Registrant as Specified in its Charter	Incorporation	No.
Hydrogen Shipping Company Limited	Malta	4412
Oxygen Shipping Company Limited	Malta	4412
Annapolis Shipping Company Limited	Malta	4412
Helium Shipping Company Limited	Malta	4412
Blueberry Shipping Company Limited	Malta	4412
Silicon Shipping Company Limited	Malta	4412
Lancat Shipping Company Limited	Malta	4412
Tolan Shipping Company Limited	Malta	4412
Malvina Shipping Company Limited	Malta	4412
Arleta Navigation Company Limited	Malta	4412
Selma Shipping Company Limited	Malta	4412
Royerton Shipping Company Limited	Malta	4412
Samsara Shipping Company Limited	Malta	4412
Lansat Shipping Company Limited	Malta	4412
Farat Shipping Company Limited	Malta	4412
Madras Shipping Company Limited	Malta	4412
Iguana Shipping Company Limited	Malta	4412
Borsari Shipping Company Limited	Malta	4412
Onil Shipping Company Limited	Malta	4412
Zatac Shipping Company Limited	Malta	4412
Fabiana Navigation Company Limited	Malta	4412
Fago Shipping Company Limited	Malta	4412
Felicia Navigation Company Limited	Malta	4412
Karmen Shipping Company Limited	Malta	4412
Thelma Shipping Company Limited	Malta	4412
Celine Shipping Company Limited	Malta	4412
Seaventure Shipping Limited	Marshall Islands	4412
Tempo Marine Co.	Marshall Islands	4412
Star Record Owning Company Limited	Marshall Islands	4412
Human Owning Company Limited	Marshall Islands	4412
Classical Owning Company Limited	Marshall Islands	4412
Maternal Owning Company Limited	Marshall Islands	4412
Paternal Owning Company Limited	Marshall Islands	4412
Argo Owning Company Limited	Marshall Islands	4412
Rea Owning Company Limited	Marshall Islands	4412
Gaia Owning Company Limited	Marshall Islands	4412
Kronos Owning Company Limited	Marshall Islands	4412
Trojan Maritime Co.	Marshall Islands	4412
Atlas Owning Company Limited	Marshall Islands	4412
Dione Owning Company Limited	Marshall Islands	4412
Phoebe Owning Company Limited	Marshall Islands	4412
Uranus Owning Company Limited	Marshall Islands	4412
Platan Shipping Company Limited	Malta	4412

		Primary Standard
		Industrial
	Country of	Classification Code
Exact Name of Registrant as Specified in its Charter	Incorporation	No.
Selene Owning Company Limited	Marshall Islands	4412
Tethys Owning Company Limited	Marshall Islands	4412
Ioli Owning Company Limited	Marshall Islands	4412
Roscoe Marine Ltd.	Marshall Islands	4412
Monteagle Shipping S.A.	Marshall Islands	4412
Wealth Management Inc.	Marshall Islands	4412
Ocean Rig UDW Inc	Marshall Islands	4412

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
Item 9. Exhibits
     The following Exhibit is filed as an addition to the Registration Statement

Exhibits	Description of Exhibits
4.7	Form of Senior Indenture

25.1	T-1 Statement of Eligibility (Senior Indenture)

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Athens, country of Greece on November 17, 2009.

DRYSHIPS INC.
By:	/s/ George Economou
	Name:	George Economou
	Title:	Chairman, President and Chief Executive Officer

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons on November 17, 2009 in the capacities indicated.

Signature	Title

/s/ George Economou	Director, Chairman, President and Chief Executive Officer
George Economou	(Principal Executive Officer and
Principal Financial Officer)

/s/ Chryssoula Kandylidis
Chryssoula Kandylidis
Director
/s/ Evangelos Mytilinaios
Evangelos Mytilinaios
Director
/s/ George Demathas
George Demathas
Director
/s/ George Xiridakis
George Xiridakis

Signature	Title

/s/ Harry Kerames
Harry Kerames

/s/ Vassilios K. Karamitsanis
Vassilios K. Karamitsanis

Authorized United States Representative
     Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of the aforementioned Registrant, has signed this Amendment to the Registration Statement in the city of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
By: Donald J. Puglisi

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
HYDROGEN SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Hydrogen Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
OXYGEN SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Oxygen Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009
Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
ANNAPOLIS SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai
Mare Services Limited
Sole Director of Annapolis Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009
Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
HELIUM SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai
Mare Services Limited
Sole Director of Helium Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009
Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi
By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
BLUEBERRY SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai
Mare Services Limited
Sole Director of Blueberry Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009
Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J Puglisi
By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

SILICON SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Silicon Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

LANCAT SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Lancat Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

TOLAN SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Tolan Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

MALVINA SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Malvina Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

ARLETA NAVIGATION COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Arleta Navigation Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

SELMA SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Selma Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

ROYERTON SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Royerton Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

SAMSARA SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Samsara Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

LANSAT SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Lansat Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.

FARAT SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Farat Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
MADRAS SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Madras Shipping Company Limited By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
IGUANA SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Iguana Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
BORSARI SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Borsari Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
ONIL SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Onil Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
ZATAC SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Zatac Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
FABIANA NAVIGATION COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Fabiana Navigation Company Limited By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
FAGO SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited Sole Director of Fago Shipping Company Limited By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited By: Dr. Clarissa Cefai, Director of Mare Services Limited	Sole Director	November 17, 2009
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
FELICIA NAVIGATION COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Felicia Navigation Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
KARMEN SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Karmen Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
THELMA SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Thelma Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
CELINE SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Celine Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
SEAVENTURE SHIPPING LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Seaventure Shipping Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
TEMPO MARINE CO.

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Tempo Marine Co.
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
STAR RECORD OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Star Record Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
HUMAN OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Human Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
CLASSICAL OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Classical Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009
Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
MATERNAL OWNING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Maternal Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
PATERNAL OWNING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Paternal Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
ARGO OWNING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Argo Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
REA OWNING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Rea Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Publisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
GAIA OWNING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Gaia Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
KRONOS OWNING COMPANY LIMITED

/s/ Clarissa Cefai

Mare Services Limited
Sole Director of Kronos Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009

Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi

By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
TROJAN MARITIME CO.

/s/ Clarissa Cefai
Mare Services Limited
Sole Director of Trojan Maritime Co.
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai	Sole Director	November 17, 2009
Mare Services Limited
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
ATLAS OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Atlas Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
DIONE OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Dione Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
PHOEBE OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Phoebe Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.
URANUS OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Uranus Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valletta, Country of Malta, on November 17, 2009.
PLATAN SHIPPING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Platan Shipping Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.
PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.

SELENE OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Selene Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.

TETHYS OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Tethys Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.

IOLI OWNING COMPANY LIMITED

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Ioli Owning Company Limited
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.

ROSCOE MARINE LTD.

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Roscoe Marine Ltd.
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.

MONTEAGLE SHIPPING S.A.

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Monteagle Shipping S.A.
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.

WEALTH MANAGEMENT INC.

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Wealth Management Inc.
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Majuro, Country of Marshall Islands, on November 17, 2009.

OCEAN RIG UDW INC.

/s/ Clarissa Cefai Mare Services Limited
Sole Director of Ocean Rig UDW Inc.
By: Dr. Clarissa Cefai, Director of Mare Services Limited
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of George Economou, Gary J. Wolfe and Robert E. Lustrin his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Clarissa Cefai Mare Services Limited	Sole Director	November 17, 2009
By: Dr. Clarissa Cefai, Director of
Mare Services Limited
AUTHORIZED UNITED STATES REPRESENTATIVE
Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement in the City of Newark, State of Delaware, on November 17, 2009.

PUGLISI & ASSOCIATES

/s/ Donald J. Puglisi By: Donald J. Puglisi
Title: Managing Director